Filed Pursuant to Rule 497(e)

Registration No.: 002-83631

VALIC COMPANY I

Supplement dated May 9, 2017, to the Statement of Additional Information (“SAI”)

dated October 1, 2016, as supplemented and amended to date

At a meeting held on April 24-25, 2017, the Board of Directors (the “Board”) of VALIC Company I increased the number of directors constituting the entire Board from eight to nine and elected Mr. Eric S. Levy as a director to fill the vacancy arising therefrom to serve an indefinite term commencing May 1, 2017, until the next annual meeting of stockholders and until his successor is duly elected and qualifies. The following changes to the SAI are effective May 1, 2017:

In the section entitled “Management of VC I,” the table captioned “Interested Director” on page 110 of the SAI is hereby amended by changing the caption to “Interested Directors” and inserting the following information:

Name and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
ERIC S. LEVY 2919 Allen Parkway Houston, TX 77019 AGE: 52	Director	May 1, 2017 – Present	Executive Vice President, VALIC (2015-Present); Executive Vice President, Group Retirement, AIG (2015-Present); and Senior Vice President, Lincoln Financial Group (2010-2015).	49	None

The information on pages 111 – 112 of the SAI under the section entitled “Leadership Structure of the Board of Directors,” is amended to state that the Board is presently composed of nine members, seven of whom are Independent Directors. Mr. Levy is considered to be an interested director because he serves as an officer of the Adviser and AIG, the Adviser’s ultimate parent company.

In addition, the section entitled “Board of Directors and Committees” is supplemented to include the following information concerning Mr. Levy:

Eric S. Levy. Mr. Levy has served as a Director since May 1, 2017. Mr. Levy is Executive Vice President of VALIC and Executive Vice President, Group Retirement of AIG. Mr. Levy is also a Registered Principal for VALIC Financial Advisors, Inc., an affiliate of VALIC. Mr. Levy’s experience spans thirty years in financial services, including mutual funds, sub-advisory services, retirement services and insurance products at Fidelity, Allmerica Financial, Putnam Investments and Mercer and Lincoln Financial Group.

The table on page 115 of the SAI captioned “Interested Director” under the section “Director Ownership of Shares” is hereby amended by changing the caption to “Interested Directors” and inserting the following information:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family
Eric S. Levy	$0	$0

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.